EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                  IAI GROWTH & INCOME FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                     [LOGO]
                                IAI MUTUAL FUNDS



                                TABLE OF CONTENTS

          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)


  Chairman's Letter...............................2

  Fund Managers' Reviews

      IAI GROWTH AND INCOME FUND..................4

      IAI REGIONAL FUND...........................6

      IAI VALUE FUND..............................8

  Fund Portfolios

      IAI GROWTH AND INCOME FUND.................10

      IAI REGIONAL FUND..........................13

      IAI VALUE FUND.............................17

  Notes to Fund Portfolios.......................19

  Statements of Assets and Liabilities...........28

  Statements of Operations.......................30

  Statements of Changes in Net Assets............32

  Financial Highlights

      IAI GROWTH AND INCOME FUND.................34

      IAI REGIONAL FUND..........................35

      IAI VALUE FUND.............................36

  Notes to Financial Statements..................37

  IAI Mutual Fund Family.........................43

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.......................Inside Back Cover



                                CHAIRMAN'S LETTER

          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


CALM AFTER THE STORM

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The milestones keep coming faster and faster. The Dow Jones Industrial Average broke the 5,000 barrier last November. Less than a year later, the Dow has now broken through 6,000. That's pretty remarkable when you consider that the Dow Jones Industrial Average was under 1,000 as recently as 1982.

There are many reasons to remain optimistic about the financial markets. After a strong second quarter, the U.S. economy seems to be moderating its pace, growing fast enough to generate corporate profits, but not so fast to bring back inflation. Interest rates have stabilized, as the Federal Reserve Board took no action before the presidential election, calming the market.

Still, the road hasn't always been smooth in 1996. The first half of this summer was an eye-opener for many investors. After reaching a high of 5780 on May 22, the Dow Jones Industrial Average fell about 7 percent by the end of July--more, if you count swings in intra-day trading. And small cap stocks, those that typically trade on NASDAQ, fell as much as 20 percent. The reason for the turbulence was investor fears, generated by job growth data and increases in commodity prices, that the economy was becoming overheated. Corporate profits in the second quarter rose sharply. According to Business Week, corporate profits rose 11 percent during the second quarter of 1996, compared to the same period in 1995. In a pattern that often confounds politicians, good news in the economy is often bad news on Wall Street.

Just remember, though, that stock market corrections are normal. They're even healthy, because they allow investors to buy stocks at temporarily depressed prices. For two months, the Dow fell steadily from 5780 in May to less than 5300 in July before rallying in early August back to the 5700 level. Of course, nobody knows when the market will hit bottom. Many Wall Street pundits told the media that the stock market was headed lower, perhaps much lower. But they were wrong, as is often the case.

We don't recommend that you try to time the market. Even the pros can't get it right consistently. That's why dollar cost averaging is such a good strategy. By contributing a fixed amount into the market each month, your money buys more shares when the market is low and fewer shares when the market is high. This simple yet time honored method typically allows you to purchase shares at a lower average cost.

Another way to minimize the impact of market turbulence is to make sure that you are properly diversified. The fixed income market typically offers stability to a portfolio, and is particularly appropriate for those investors who rely on income as opposed to price appreciation. The international equity markets also offer a way to diversify your portfolio, since the economies in other parts of the world are in different stages than the U.S. economy.

Over the next six months, the markets will undoubtedly be affected by the results of the U.S. presidential election as well as uncertainties regarding the new Congress. And, as we've seen so far in 1996, there is great potential for volatility. But the markets continue to demonstrate a remarkable resiliency.


                                CHAIRMAN'S LETTER

          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy has been stuck in a pattern of mini-cycles where periods of strength are followed by periods of weakness. After expanding at a rate of about 3.4% in the first half of this year, growth has slowed to 2.2% in the third quarter and may be somewhat slower than that pace in the fourth quarter.

Recognizing the ebb and flow of the economy is critical to understanding the recent behavior of the financial markets. The U.S. economy is operating only slightly below its non-inflationary capacity. An extended period of real strength would push resource utilization beyond its limits, producing higher inflation, a tighter Federal Reserve policy, rising interest rates and an eventual recession. Pauses, such as the one we are currently experiencing, help extend the cycle and postpone these events. Thus, the markets respond favorably to signs of a slowdown, as long as the slowdown does not go too far.

Lower growth rates in the second half of the year should relieve some inflationary pressures without seriously damaging the expansion. New job creation has slowed in the last two months, but remains on a upward trend. The unemployment rate of 5.2% is close to a seven-year low, but labor costs are still contained. Consumer confidence remains high, but spending has slowed as consumers re-liquefy. Money and credit growth are providing ample liquidity, but the excesses of earlier this year are dissipating. Commodity prices (including the price of gold) appear to be headed lower, the budget deficit is at its lowest level in 15 years and the U.S. dollar is firm. Overall, the slowdown helps to preserve a favorable economic background for stocks and bonds.

Eventually this cycle will end in its usual way, with an overheating economy, higher inflation, tighter monetary policy and a recession. Although this is not likely to develop in the next six months, investors should remember that the current pause is sure to be followed by renewed strength along with a pullback in the markets. With this in mind, it is important to focus on a long-term financial plan and not react to the emotions of the moment. Instead, periods of volatility should be used to realign a well diversified portfolio or invest cash reserves. In the months immediately ahead, we expect the firming trend of stock and bond prices to continue.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on each Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn
Noel P. Rahn

Chairman


                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

IAI GROWTH AND INCOME FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI GROWTH AND INCOME FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
FINANCIAL 17.2%
CONSUMER DURABLES 10.4%
PRODUCER MANUFACTURING 8.8%
CONSUMER NON-DURABLES 8.5%
RETAIL TRADE 8.0%



FUND OBJECTIVE

The IAI Growth and Income Fund is designed for investors who seek long-term capital appreciation, with income as a secondary objective. It pursues its objectives by investing in a broadly diversified portfolio of common stocks. While dividends are a factor in stock selection, the dominant criteria is the potential for long-term growth.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Growth and Income Fund produced a total return of 7.59%. In contrast, the Standard & Poor's 500 Index generated a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Growth and Income Fund produced a total return of 15.43% while the S&P 500 Index was up 20.39%.

Companies such as Intel, Gillette and Norwest continued to perform extremely well and boost the results of the portfolio. Intel has developed a very strong business franchise by becoming the leading provider of components for personal computers. Its Pentium chip continues to lead the market, which has helped Intel's stock rise 30% in the third quarter. Gillette is another franchise company generating tremendous amounts of free cash flow. The stock has performed well recently in part because investors flock to stable growth companies when the market is uncertain.

In addition, the investment community views its recent acquisition of Duracell as synergistic in terms of building shelf space at the retail level. Norwest, a Minneapolis-based financial institution, continues to exceed earnings expectations. Their strategy is to become the McDonald's of banking, by buying new "stores" and generating higher revenues and earnings through the cross-selling of their different products.

On the minus side, tobacco stocks were down during the quarter due to an unfavorable Florida court decision. However, a tobacco-related company in the portfolio actually benefits from adverse legal developments. Schweitzer-Mauduit International is the leading maker of filter tips for cigarettes. As the litigation climate surrounding the tobacco industry intensifies, the company will benefit because it produces devices that attempt to protect cigarette smokers from the dangers of tobacco.

OUTLOOK

In extremely strong markets, the IAI Growth and Income Fund usually does not outperform the broader averages. However, since we do not believe that the stock market can continue to rise at an average rate of 15% when the economy is growing just 3% per year, we believe that investors will tend to focus more on true underlying corporate value, thus favoring the stocks in this portfolio.


                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

VALUE OF $10,000 INVESTMENT+

[GRAPH PLOT POINTS]
                  IAI Growth And Income Fund       S&P 500 Index
10/1/86                    $10,000                    $10,000
3/31/87                    $12,822                    $12,784
3/31/88                    $12,195                    $11,721
3/31/89                    $14,369                    $13,819
3/31/90                    $16,811                    $16,452
3/31/91                    $18,058                    $18,822
3/31/92                    $19,785                    $20,900
3/31/93                    $21,573                    $24,091
3/31/94                    $22,235                    $24,437
3/31/95                    $24,217                    $28,246
3/31/96                    $29,420                    $37,325
9/30/96                    $31,654                    $40,222


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96

                                 6 Months**    1 Year      5 Years      10 Years
--------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND         7.59%       15.43%       11.44%       12.22%
--------------------------------------------------------------------------------
S&P 500 Index                      7.76%       20.39%       15.24%       14.93%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED


TOP TEN HOLDINGS*
                                                               % of Net Assets
 Issue                              Sector                    9/30/96    3/31/96
--------------------------------------------------------------------------------
 Walt Disney                        Consumer Services           3.46        3.71
 Philip Morris                      Consumer Non-Durables       3.04        4.36
 Harcourt General                   Retail Trade                3.01        2.63
 Federal Home Loan
    Mortgage Corporation            Financial                   2.96        2.24
 General Electric                   Producer Manufacturing      2.85        2.59
 SmithKline Beecham ADR             Health Technology           2.64        2.33
 United Assets Management           Financial                   2.63          --
 Eastman Kodak                      Consumer Durables           2.61        2.16
 Wal-Mart                           Retail Trade                2.57        2.39
 Schweitzer-Mauduit International   Non-Energy Minerals         2.56          --
--------------------------------------------------------------------------------
 TOTAL                                                         28.33       22.41

* EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND


IAI REGIONAL FUND

[PHOTO]
MARK C. HOONSBEEN, CFA
IAI REGIONAL FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
PRODUCER MANUFACTURING 12.6%
FINANCIAL 11.4%
PROCESS INDUSTRIES 9.5%
CONSUMER DURABLES 8.2%
ELECTRONIC TECHNOLOGY 8.0%


FUND OBJECTIVE

The IAI Regional Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of companies headquartered in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota and South Dakota.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Regional Fund produced a total return of 4.24%. In contrast, the IAI Regional 300 Index reflected a total return of 5.60%, while the Standard & Poor's 500 Index generated a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Regional Fund produced a total return of 16.31% while the S&P 500 Index was up 20.39%.

The IAI Regional Fund posted a strong second calendar quarter. The Fund was up 5.80% for the quarter, nearly double the IAI Regional 300 Index of 2.99% and substantially above the S&P 500 Index performance of 4.49%. However, the third calendar quarter ended September 30 was more difficult. The Regional Fund's third quarter performance was -1.46% compared to 2.51% for the IAI Regional 300 and 3.09% for the S&P 500 Index. A number of companies in the Portfolio--including IDEX, Polaris and Patterson Dental--reported disappointing results. Additionally, the S&P 500 benefited from a third quarter rally in large capitalization companies. Smaller capitalization stocks, such as those held in our portfolio, generally underperformed.

On the plus side, strong performing areas in the third quarter included life insurance and diversified electronic products. Life insurance stocks were favorably impacted by lower interest rates. Leading performers included Equitable of Iowa, Guarantee Life and Reliastar Financial. In diversified electronics, not having a position in Motorola when the stock was knocked down in July was beneficial to the portfolio. We subsequently established a position in Motorola after the sell-off because we believe its price now reflects the lack of near-term earnings visibility.

OUTLOOK

The capital goods area continues to be an important theme in the IAI Regional Fund's portfolio. The theme has worked because companies that focus on production have outperformed those that have emphasized consumption. However, aggregate spending in the capital goods area is beginning to slow down, and we believe that the quality of management will become even more important to generating shareholder value. Companies such as Illinois Tool Works, Idex and Tower Automotive are examples where management skill will be critical in order for shareholders to continue to realize value in this less favorable environment.

Our approach continues to focus on buying good companies and sticking to a valuation discipline. Certain segments of the market have become quite speculative due to the enormous amount of cash that has moved into the market. Though our disciplined approach may impact performance over shorter time periods, we believe it will serve our shareholders over the long term.


                              FUND MANAGERS' REVIEW
                                IAI REGIONAL FUND


VALUE OF $10,000 INVESTMENT+

[GRAPH PLOT POINTS]
                      IAI Regional Fund            S&P 500 Index
10/1/86                    $10,000                    $10,000
3/31/87                    $12,027                    $12,784
3/31/88                    $11,859                    $11,721
3/31/89                    $14,068                    $13,819
3/31/90                    $17,114                    $16,452
3/31/91                    $20,194                    $18,822
3/31/92                    $22,775                    $20,900
3/31/93                    $24,669                    $24,091
3/31/94                    $25,473                    $24,437
3/31/95                    $28,108                    $28,246
3/31/96                    $36,153                    $37,325
9/30/96                    $37,690                    $40,222


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96

                                 6 Months**    1 Year        5 Years    10 Years
--------------------------------------------------------------------------------
  IAI REGIONAL FUND                4.24%        16.31%       11.93%       14.19%
--------------------------------------------------------------------------------
  S&P 500 Index                    7.76%        20.39%       15.24%       14.93%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED


TOP TEN HOLDINGS*
                                                              % of Net Assets
                                                             ------------------
 Issue                          Sector                       9/30/96    3/31/96
--------------------------------------------------------------------------------
 Baxter International           Health Technology              2.56        2.39
 ITI Technologies               Consumer Durables              2.09        0.99
 Newell                         Consumer Durables              2.05        1.80
 AptarGroup                     Process Industries             1.96        2.02
 USG                            Non-Energy Minerals            1.70        1.63
 Lands' End                     Retail Trade                   1.69        0.34
 360 Communications             Electronic Technology          1.67        0.98
 Snap-On                        Consumer Durables              1.66        0.97
 Amoco                          Energy Minerals                1.63        1.46
 ABC Rail Products              Producer Manufacturing         1.62        1.42
--------------------------------------------------------------------------------
 TOTAL                                                        18.63       14.00

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                              FUND MANAGERS' REVIEW
                                 IAI VALUE FUND


IAI VALUE FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI VALUE FUND CO-MANAGER

[PHOTO]
DOUGLAS R. PLATT
IAI VALUE FUND CO-MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
FINANCIAL 16.0%
CONSUMER DURABLES 12.1%
PRODUCER MANUFACTURING 10.4%
NON-ENERGY MINERALS 10.2%
INDUSTRIAL SERVICES 6.7%


FUND OBJECTIVE

The IAI Value Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities believed by management to be undervalued and which are considered to offer unusual opportunities for capital growth.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Value Fund produced a total return of 0.78%. In contrast, the Value Line Index reflected a total return of 3.29% while the Standard & Poor's 500 Index generated a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Value Fund produced a total return of 8.08% while the Value Line Index reflected a total return of 7.64% and the S&P 500 Index was up 20.39%.

Greenpoint Financial, Life USA, Dal-Tile International and Department 56 illustrate the Fund's current strategy. Greenpoint Financial is the leading provider of mortgage financing to lower income homeowners in the Northeast. The company requires bigger down payments to compensate for the added risk. Because of its strong franchise, the company generates a very large free cash flow. Life USA is a Minneapolis-based insurance company that focuses on selling annuities. The company has built distribution for its product by purchasing financial planner firms that sell the product. Annuities are appealing because they provide an income payment for life. Dal-Tile International, based in Texas, is a leading manufacturer of decorative tile used in upper income homes. Kitchen and bathroom tile is considered to be the most durable and stylish material.

In the past few years, small capitalization growth stocks have had a tremendous runup. Many of these stocks have become overpriced and vulnerable to a downturn. Typically, when these companies report disappointing earnings, share prices drop dramatically. For instance, we were able to purchase the stock of Department 56, a leading manufacturer of holiday decorations at a 25% discount after such a disappointing announcement. However, the company still has a very strong franchise, and we expect it to resume generating strong cash flow in the months ahead.

OUTLOOK

In extremely strong markets, the IAI Value Fund usually does not outperform the broader averages. However, since we do not believe that the stock market can continue to rise at an average rate of 15% when the economy is growing just 3% per year, we believe that investors will tend to focus more on true underlying corporate value, thus favoring the stocks in this portfolio.


                              FUND MANAGERS' REVIEW
                                 IAI VALUE FUND

VALUE OF $10,000 INVESTMENT+

[GRAPH PLOT POINTS]
             IAI Value Fund    Value Line Index    Russell 2500   S&P 500 Index
10/1/86        $10,000             10,000             10,000         $10,000
3/31/87        $12,571             12,062             12,365         $12,784
3/31/88        $12,711             10,273             11,206          11,721
3/31/89        $15,783             11,066             12,769         $13,819
3/31/90        $17,347             10,981             13,763         $16,452
3/31/91        $18,422             10,696             15,118         $18,822
3/31/92        $20,672             11,585             18,433         $20,900
3/31/93        $21,953             12,609             21,512         $24,091
3/31/94        $24,739             12,826             23,405         $24,437
3/31/95        $25,701             13,149             25,432         $28,246
3/31/96        $31,111             15,533             33,017         $37,325
9/30/96        $31,354             16,043             35,168         $40,222



AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96
                             6 Months**     1 Year      5 Years     10 Years
-----------------------------------------------------------------------------

  IAI VALUE FUND               0.78%         8.08%       11.47%       12.11%
-----------------------------------------------------------------------------
  Value Line Index(1)          3.29%         7.64%        8.03%        4.80%(2)
-----------------------------------------------------------------------------
  Russell 2500 Index           6.51%        15.83%       16.50%       13.40%
-----------------------------------------------------------------------------
  S&P 500 Index                7.76%        20.39%       15.24%       14.93%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED

1 THE VALUE LINE INDEX WILL BE REPLACED WITH THE RUSSELL 2500 INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2500 INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.

2  SINCE 01/01/87


TOP TEN HOLDINGS*
                                                                  % of Net Assets
                                                             ------------------------
 Issue                          Sector                       9/30/96          3/31/96
-------------------------------------------------------------------------------------
 M/A/R/C                       Commercial Services             3.34             2.31
 Falcon Drilling               Industrial Services             3.03             3.71
 Sturm Ruger                   Consumer Durables               2.96               --
 Dal-Tile International        Non-Energy Minerals             2.92               --
 Nordson                       Producer Manufacturing          2.75               --
 Leucadia National             Financial                       2.73               --
 Bandag                        Consumer Durables               2.71               --
 Scherer (R.P.)                Health Technology               2.68               --
 United Assets Management      Financial                       2.59               --
 Life USA                      Financial                       2.53             2.19
------------------------------------------------------------------------------------
 TOTAL                                                        28.24             8.21

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND

                               SEPTEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS 87.5%

                                              Market
                                Quantity     Value (a)
-------------------------------------------------------
CONSUMER DURABLES - 10.4%

Bandag                          33,200    $  1,639,250
Eastman Kodak                   27,300       2,143,050
Hasbro                          40,900       1,518,412
Polaris                         73,100       1,653,888
Sturm Ruger                     79,400       1,558,225
-------------------------------------------------------
                                             8,512,825

-------------------------------------------------------
CONSUMER NON-DURABLES - 8.5%

Coca Cola                       34,600       1,760,275
Gillette                        19,700       1,420,862
Philip Morris                   27,800       2,495,050
UST                             43,700       1,294,612
-------------------------------------------------------
                                             6,970,799

-------------------------------------------------------
CONSUMER SERVICES - 6.3%

Media General Class A           35,900       1,130,850
Reader's Digest Class A         29,700       1,213,988
Walt Disney                     44,800       2,839,200
-------------------------------------------------------
                                             5,184,038

-------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.1%

General Dynamics                22,900       1,577,238
Intel                           21,900       2,090,081
Motorola                        26,400       1,362,900
-------------------------------------------------------
                                             5,030,219

-------------------------------------------------------
ENERGY MINERALS - 3.1%

British Petroleum ADR            6,810         851,250
Exxon                           20,100       1,673,325
-------------------------------------------------------
                                             2,524,575

-------------------------------------------------------
FINANCIAL - 17.2%

Aetna                           27,800       1,956,425
American Express                43,600       2,016,500
Federal Home Loan Mortgage
   Corporation                  24,800       2,427,300
Leucadia National               54,100       1,311,925
Norwest                         35,600       1,455,150
PMI Group                       26,400       1,402,500
United Assets Management        91,400       2,159,325
United Dominion Realty Trust    95,700       1,339,800
-------------------------------------------------------
                                            14,068,925

-------------------------------------------------------
HEALTH TECHNOLOGY - 6.2%

Pfizer                          16,400       1,297,650
Scherer (R.P.) (b)              33,100       1,613,625
SmithKline Beecham ADR          35,629       2,168,915

-------------------------------------------------------
                                             5,080,190

-------------------------------------------------------
INDUSTRIAL SERVICES - 2.0%

Schlumberger ADR                 6,400         540,800
WMX Technologies                32,600       1,071,725
-------------------------------------------------------
                                             1,612,525

-------------------------------------------------------
NON-ENERGY MINERALS - 4.0%

Nucor                           23,800       1,207,850
Schweitzer-Mauduit              62,800       2,103,800
   International
-------------------------------------------------------
                                             3,311,650

-------------------------------------------------------
PRODUCER MANUFACTURING - 8.8%

Berkshire Hathaway Class A (b)      60       1,929,000
General Electric                25,700       2,338,700
Nordson                         22,800       1,271,100
Tyco International              39,800       1,716,375
-------------------------------------------------------
                                             7,255,175

-------------------------------------------------------
RETAIL TRADE - 8.0%

Circuit City                    54,800       1,979,650
Harcourt General                44,700       2,469,675
Wal-Mart                        79,800       2,104,725
-------------------------------------------------------
                                             6,554,050

-------------------------------------------------------
TECHNOLOGY SERVICES 2.2%

Electronic Data Systems         29,700       1,822,838
-------------------------------------------------------
UTILITIES - 4.7%

AT&T                            32,900       1,719,025
FPL Group                       26,200       1,133,150
MCI Communications              37,900         971,188
-------------------------------------------------------
                                             3,823,363

-------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $62,271,217)....................$    71,751,172
-------------------------------------------------------


OTHER SECURITIES - 8.2%

                                                Market
                              Quantity (c)   Value (a)
-------------------------------------------------------
COMMON STOCKS - 3.7%

Adra Systems Class A (b)        12,243        $ 24,486
GalaGen (b) (d)                 54,168         276,419
PACE Health Management
   Systems (b) (d)             121,220         427,179
Smartflex Systems (b)            2,180          26,664
Urologix (b)                   146,060       2,133,352
Young Broadcasting Class A (b)   4,331         135,777
-------------------------------------------------------
                                             3,023,877

-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.2%

Biometric Systems Series A (b)   6,667         133,340

-------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.5%

Adra Systems Series D (b)       14,964         149,640
Performance Semiconductor
   Series B (b)                 65,218           9,215
Performance Semiconductor
   Series C (b)                 10,269           1,451
Performance Semiconductor
   Series D (b)                  5,072             717
Tut Systems Series D (b) (d)   222,222         277,777
VasoMedx Series B (b)            9,723              97
-------------------------------------------------------
                                               438,897

-------------------------------------------------------

                               Ownership        Market
                            Percentage (c)   Value (a)
-------------------------------------------------------
LIMITED PARTNERSHIPS - 3.8%

Alta Berkeley III (b)              1.76%  $    621,688
Ampersand Specialty Materials &
   Chemicals II (b)                1.82        662,369
Athena Venture Partners (b)        2.28        157,032
Broad Street Investment
   Fund I (b)                      0.16        389,710
South Street Corporate
   Recovery Fund I (b)             1.05        127,054
Vanguard Associates II (b)         3.76        169,621
Vanguard Associates III (b)        6.55        967,713
-------------------------------------------------------
                                             3,095,187

-------------------------------------------------------

                                                Market
                              Quantity (c)   Value (a)
-------------------------------------------------------
STOCK OPTIONS - 0.0%

GalaGen (b) (d)                      975         1,378
-------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $4,528,634).....................$     6,692,679
-------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $66,799,851)....................$    78,443,851
-------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


SHORT-TERM SECURITIES - 3.6%
                                                                               Principal        Market
                                                      Rate    Maturity          Amount         Value (a)
-------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 3.6%
                                                      5.16%    11/14/96     $   1,000,000    $     993,970
                                                      5.30     12/12/96         2,000,000        1,980,120
-------------------------------------------------------------------------------------------------------------
                                                                                                 2,974,090

-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES

(COST: $2,973,232)............................................................................$  2,974,090
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(COST: $69,773,083) (e).......................................................................$ 81,417,941
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.7%

     .........................................................................................$    606,464
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS

     .........................................................................................$ 82,024,405
-------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19


                                 FUND PORTFOLIO
                                IAI REGIONAL FUND

                               SEPTEMBER 30, 1996

          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

                                   (UNAUDITED)

COMMON STOCKS - 80.2%

                                                Market
                              Quantity       Value (a)

-------------------------------------------------------
COMMERCIAL SERVICES - 5.0%

Bell & Howell (b)              205,500  $    6,524,625
Castle (A.M.)                  230,200       4,632,775
Data Documents (b)             196,000       2,131,500
Manpower                       172,000       5,719,000
Merrill                        350,000       7,525,000
Stericycle (b)                 175,000       1,596,875
-------------------------------------------------------
                                            28,129,775

-------------------------------------------------------
CONSUMER DURABLES - 8.2%

Clarcor                        138,000       3,018,750
Harley-Davidson                104,000       4,472,000
ITI Technologies (b)           335,000      11,808,750
Newell                         386,000      11,580,000
Polaris                        262,000       5,927,750
Snap-On                        292,500       9,396,563
-------------------------------------------------------
                                            46,203,813

-------------------------------------------------------
CONSUMER NON-DURABLES - 1.6%

Oshkosh B'Gosh Class A          15,000         249,375
Sara Lee                       245,000       8,758,750

-------------------------------------------------------
                                             9,008,125

-------------------------------------------------------
CONSUMER SERVICES - 1.1%

Lodgenet Entertainment (b)      67,700         829,325
McDonald's                     119,000       5,637,625

-------------------------------------------------------
                                             6,466,950

-------------------------------------------------------
ELECTRONIC TECHNOLOGY - 8.0%

360 Communications (b)         402,000       9,447,000
Aetrium (b) (d)                534,600       5,613,300
Cyberoptics (b)                160,000       2,160,000
FSI International (b)          598,700       6,585,700
Lucent Technologies            100,800       4,624,200
Motorola                       146,000       7,537,250
Rural Cellular Class A (b)      98,900       1,038,450
Sheldahl (b)                   124,100       2,094,188
U.S. Robotics (b)               95,000       6,139,375
-------------------------------------------------------
                                            45,239,463

-------------------------------------------------------

                                                Market
                              Quantity       Value (a)

-------------------------------------------------------
ENERGY MINERALS - 1.6%

Amoco                          131,000  $    9,235,500
-------------------------------------------------------
FINANCIAL - 11.4%

Allstate                       145,000       7,141,250
Amerin (b)                     317,000       7,132,500
Bankers Life Holding           125,000       3,046,875
Equitable of Iowa              195,000       8,092,500
FCB Financial (d)              150,000       2,587,500
First Alliance (b)             311,400       7,006,500
Green Tree Financial           175,000       6,868,750
Guarantee Life                 175,000       3,478,125
Life USA (b)                   330,000       2,887,500
Reliastar Financial            170,000       8,075,000
Roosevelt Financial            179,900       3,080,788
Winthrop Resources             186,700       5,040,900
-------------------------------------------------------
                                            64,438,188

-------------------------------------------------------
HEALTH SERVICES - 0.9%

Patterson Dental (b)           186,200       4,980,850
-------------------------------------------------------
HEALTH TECHNOLOGY - 7.4%

Abbott Laboratories            105,000       5,171,250
Aksys (b)                      137,400       1,545,750
Baxter International           310,000      14,492,500
CIMA Labs (b)                  232,400       1,888,250
CNS (b)                        270,000       4,792,500
Diametrics Medical (b)         685,000       3,168,125
Northfield Laboratories (b)    121,000       1,406,625
Possis Medical (b)             165,000       2,928,750
Sybron International -
   Wisconsin (b)               213,000       6,177,000
-------------------------------------------------------
                                            41,570,750

-------------------------------------------------------
NON-ENERGY MINERALS - 1.7%

USG (b)                        325,000       9,628,125
-------------------------------------------------------

                                                Market
                              Quantity       Value (a)
-------------------------------------------------------
PROCESS INDUSTRIES - 9.5%

AptarGroup                     345,000 $    11,083,125
Bemis                          200,000       6,775,000
BMC                            238,100       6,815,613
Fort Howard (b)                310,000       7,556,250
IMC Global                     118,600       4,640,225
Mycogen (b)                     25,000         356,250
Northland Cranberries Class A  404,000       6,868,000
Pioneer HiBred                  74,000       4,477,000
Valspar                        100,000       4,925,000
-------------------------------------------------------
                                            53,496,463

-------------------------------------------------------
PRODUCER MANUFACTURING - 12.6%

ABC Rail Products (b) (d)      453,000       9,173,250
Berkshire Hathaway Class A (b)     200       6,430,000
Borg-Warner Automotive         139,000       4,934,500
Case                           115,000       5,606,250
Diamond Home Services (b)      124,000       3,596,000
Dura Automotive Systems (b)    115,600       2,153,050
IDEX                           258,900       8,608,425
Illinois Tool Works             81,800       5,899,825
Lindsay Manufacturing          100,000       4,150,000
Littlefuse (b)                  90,000       3,487,500
Pentair                        295,000       7,817,500
Recovery Engineering (b) (d)   297,800       3,685,275
Thermo Sentron (b)             284,600       3,272,900
Zebra Technologies Class A (b) 110,200       2,823,875
-------------------------------------------------------
                                            71,638,350

-------------------------------------------------------
RETAIL TRADE - 4.5%

Eastbay (b)                     28,600         507,650
Lands' End (b)                 443,900       9,543,850
Sears Roebuck                  184,000       8,234,000
Video Update (b)               507,600       2,442,825
Walgreen                       128,000       4,736,000
-------------------------------------------------------
                                            25,464,325

-------------------------------------------------------
TECHNOLOGY SERVICES - 3.4%

Anicom (b)                     153,846   $   1,999,996
CCC Information Services (b)    35,000         735,000
Engineering Animation (b)      150,000       3,600,000
LifeRate Systems (b)            35,000         157,500
Metromail (b)                   75,200       1,626,200
Racotek (b)                    520,000       3,120,000
Richardson Electronics         130,500       1,044,000
Secure Computing (b) (d)       405,000       4,505,625
Spyglass (b)                    76,000       1,434,500
TRO Learning (b)                41,900         733,250
-------------------------------------------------------
                                            18,956,071

-------------------------------------------------------
TRANSPORTATION - 3.3%

Illinois Central               191,000       6,040,375
USFreightways                  411,000       8,425,500
Wisconsin Central
   Transportation (b)          118,000       4,233,250
-------------------------------------------------------
                                            18,699,125

-------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $399,326,469).....................$ 453,155,873

-------------------------------------------------------

OTHER SECURITIES - 6.7%

                                                Market
                             Quantity (c)    Value (a)
-------------------------------------------------------
COMMON STOCKS - 2.9%

Accessline Technologies
   Class A (b)                  41,666 $       249,996
Anglo Chinese Investment
   Company (b) (d)               1,600         508,027
BEI Medical (b)                  1,029          30,860
Biomedical Waste Systems
   Class B (b)                 400,000           4,000
CardioGenesis (b)              609,793       5,916,212
GalaGen (b) (d)                291,733       1,450,496
Indigo Medical (b)             108,032         482,039
Network Appliance (b)           37,085       1,112,550
OncorMed Class A (b)             6,625          23,996
PACE Health Management
   Systems (b) (d)             340,705       1,200,644
Pacific Monolithics (b)          9,865           5,919
PriCellular Class B (b)        168,260       2,297,759
Seurat Analytical Systems
   Class B (b) (d)              35,102          28,082
Smartflex Systems (b)            3,270          39,995
Urologix (b)                   219,091       3,200,043
-------------------------------------------------------
                                            16,550,618

-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.1%

Biometric Systems Series A (b)  34,520         690,400

-------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

AccessLine Technologies
   Series A (b)                 71,420         571,360
Air Communications
   Series B (b) (d)            875,001              --
Intellon Series A (b)          600,000       1,116,000
Intellon Series B (b)          192,921         358,833
Seurat Analytical Systems
   Series B (b) (d)            114,973         229,945

-------------------------------------------------------
Seurat Analytical Systems
   Series C (b) (d)             33,809         270,472
Tut Systems Series D (b)(d)    478,416         598,020
Tut Systems Series E (b)(d)    217,391         271,739
Tut Systems Series F (b)(d)    260,000         325,000
VasoMedx Series A (b)(d)       505,884         252,942
VasoMedx Series B (b)(d)        39,585             405
-------------------------------------------------------
                                             3,994,716

-------------------------------------------------------

                             Ownership          Market
                            Percentage (c)   Value (a)
-------------------------------------------------------
LIMITED PARTNERSHIPS - 3.0%

Agio Capital Partners I (b)        15.00%       58,680
Alta Berkeley III (b)              3.52      1,243,378
Ampersand Specialty Materials &
   Chemicals II (b)                2.72        993,554
Anglo Chinese Selections (b)       3.28        935,000
Athena Venture Partners (b)        2.50        172,332
Conrad/Collins Merchant
   Banking Fund (b)                8.45        367,390
Greenwich Street Capital
   Partners (b)                    3.00      3,034,399
Pathfinder Venture
   Capital Fund III (b)            3.99        980,930
South Street Corporate
   Recovery Fund I (b)             2.24        270,762
South Street Leveraged Corporate
   Recovery Fund I (b)             2.64         69,357
Spectrum Equity Investors (b)      2.76      2,430,732
Vanguard Associates II (b)         3.76        169,621
Vanguard Associates III (b)        6.20        947,509
Vanguard Associates IV (b)         9.53      4,882,777
-------------------------------------------------------
                                            16,556,421

-------------------------------------------------------

                              Principal       Market
      Rate      Maturity      Amount (c)     Value (a)
-------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%

Air Communications Series B (b) (d)
     10.00%     10/31/96    $  258,332       $      --
VasoMedx Series C (b) (d)
     12.00      11/30/96        75,000          75,000
-------------------------------------------------------
                                                75,000

-------------------------------------------------------

                                                Market
                          Quantity (c)       Value (a)
-------------------------------------------------------
STOCK OPTION - 0.0%

GalaGen (b) (d)                  3,900           5,000
-------------------------------------------------------
WARRANTS - 0.0%

AccessLine Technologies         10,713              --
GalaGen 06/16/99 (d)             5,691              --
GalaGen 03/24/00 (d)             2,258              --
GalaGen 07/09/00 (d)             1,807  $           --
GalaGen 01/29/01 (d)             7,500              --
Intellon                        90,000              --
Pace Health Management
   Systems (d)                  21,820          11,435
Pace Health Management
   Systems 08/31/05 (d)         35,000          18,340
-------------------------------------------------------
                                                29,775

-------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $26,742,731)....................$    37,901,930
-------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $426,069,200)...................$   491,057,803
-------------------------------------------------------

-------------------------------------------------------



SHORT-TERM SECURITIES - 13.5%

                                                                               Principal          Market
                                                   Rate     Maturity             Amount          Value (a)
------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 13.3%
                                                   5.16%    11/14/96          $ 39,500,000     $ 39,261,815
                                                   5.21     12/12/96            36,000,000       35,642,160
------------------------------------------------------------------------------------------------------------
                                                                                                 74,903,975

------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.2%
Federal Home Loan Bank (discount note)             5.70     10/01/96             1,200,000        1,200,000
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $76,092,068)............................................................................$ 76,103,975
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $502,161,268) (e).......................................................................$567,161,778

------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.4%)
         ......................................................................................$ (1,909,839)

------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
         ......................................................................................$565,251,939

------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19


                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 74.0%

                                                Market
                              Quantity       Value (a)
-------------------------------------------------------
COMMERCIAL SERVICES - 3.3%

M/A/R/C                         62,500      $1,218,750
-------------------------------------------------------
CONSUMER DURABLES - 12.1%

Bandag                          20,000         987,500
Department 56 (b)               25,000         621,875
M/I Schottenstein Homes (b)     95,000         831,250
Polaris                         40,000         905,000
Sturm Ruger                     55,000       1,079,375
-------------------------------------------------------
                                             4,425,000

-------------------------------------------------------
CONSUMER NON-DURABLES - 2.3%

Michael Foods                   80,000         830,000
-------------------------------------------------------
ENERGY MINERALS - 2.4%

Zeigler Coal                    49,700         857,325
-------------------------------------------------------
FINANCIAL - 16.0%

Ambassador Apartments           35,000         625,625
Greenpoint Financial            20,000         762,500
Leucadia National               41,000         994,250
Liberty Property Trust          40,000         870,000
Life USA (b)                   105,532         923,405
United Assets Management        40,000         945,000
United Dominion Realty Trust    50,000         700,000
-------------------------------------------------------
                                             5,820,780

-------------------------------------------------------
HEALTH TECHNOLOGY - 5.2%

Endosonics (b)                  65,000         910,000
Scherer (R.P.) (b)              20,000         975,000
-------------------------------------------------------
                                             1,885,000

-------------------------------------------------------
INDUSTRIAL SERVICES - 6.7%

Dawson Production Services (b)  50,000         637,500
Falcon Drilling (b)             42,500       1,105,000
Petroleum Geo-Services ADR (b)  25,000         681,250

-------------------------------------------------------
                                             2,423,750

-------------------------------------------------------
NON-ENERGY MINERALS - 10.2%

Dal-Tile International (b)      65,000       1,064,375
Huntco Class A                  19,700         349,675
Nucor                           15,000         761,250
Owens Corning (b)               17,000         626,875
Schweitzer-Mauduit
   International                27,000         904,500
-------------------------------------------------------
                                             3,706,675

-------------------------------------------------------
PROCESS INDUSTRIES - 1.0%

Digital Biometrics (b)          97,700         366,375
-------------------------------------------------------
PRODUCER MANUFACTURING - 10.4%

ABT Building Products (b)       33,700         674,000
Giddings & Lewis                45,000         534,375
Holophane (b)                   40,000         750,000
Nordson                         18,000       1,003,500
Trinity Industries              25,000         834,375
-------------------------------------------------------
                                             3,796,250

-------------------------------------------------------
RETAIL TRADE - 1.1%

Eastbay (b)                     22,700         402,925
-------------------------------------------------------
TECHNOLOGY SERVICES - 1.9%

Audre Recognition Systems (b)1,365,350          85,334
Racotek (b)                    100,000         600,000

-------------------------------------------------------
                                               685,334

-------------------------------------------------------
TRANSPORTATION - 1.4%

Canadian National Railway       25,300         518,650

-------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $25,152,686).......................$ 26,936,814

-------------------------------------------------------
OTHER SECURITIES - 6.6%

                                                Market
                          Quantity (c)       Value (a)
-------------------------------------------------------
COMMON STOCKS - 0.2%

OncorMed Class A (b)             6,625      $   23,996
Pacific Monolithics (b)          9,865           5,919
Smartflex Systems (b)            1,089          13,320
Young Broadcasting Class A (b)   1,207          37,839
-------------------------------------------------------
                                                81,074

-------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 1.0%

Biometric Systems Series A (b)  18,520         370,400

-------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 2.5%

Intellon Series A (b)          200,000         372,000
PathNet Series A (b) (d)       100,000         100,000
Tut Systems Series D (b) (d)   350,319         437,899
VasoMedx Series B (b)            4,861              49
-------------------------------------------------------
                                               909,948

-------------------------------------------------------

                                Ownership       Market
                             Percentage (c)  Value (a)
-------------------------------------------------------
LIMITED PARTNERSHIPS - 2.7%

Ampersand Specialty Materials &
   Chemicals II (b)                 0.91%   $  331,187
Athena Venture Partners (b)         0.78        57,940
Conrad/Collins Merchant
   Banking Fund (b)                 8.45       367,390
South Street Leveraged
   Corporate Recovery Fund I (b)    0.75        19,817
Vanguard Associates III (b)         1.42       212,790

-------------------------------------------------------
                                               989,124

-------------------------------------------------------

                              Principal         Market
        Rate    Maturity      Amount (c)      Value (a)
-------------------------------------------------------
CONVERTIBLE DEBENTURE - 0.2%

PathNet Series B (b) (d)
       12.00%   08/05/97     $   70,000     $   70,000
-------------------------------------------------------

                                                Market
                          Quantity (c)       Value (a)
-------------------------------------------------------
WARRANTS - 0.0%

Intellon                        30,000              --
-------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $1,985,227).....................$     2,420,546
-------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $27,137,913)....................$    29,357,360
-------------------------------------------------------
SHORT-TERM SECURITIES - 21.5%

                             Principal         Market
       Rate    Maturity       Amount         Value (a)
-------------------------------------------------------
U.S. TREASURY BILLS - 21.5%

       5.15%   11/14/96   $   3,900,000     $3,876,483
       5.30    12/12/96       4,000,000      3,960,240
-------------------------------------------------------
                                             7,836,723

-------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $7,834,804).....................$     7,836,723
-------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $34,972,717) (e)................$    37,194,083
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(Net) - (2.1%)
 .......................................$      (747,164)
-------------------------------------------------------
TOTAL NET ASSETS
 .......................................$    36,446,919
-------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



                            NOTES TO FUND PORTFOLIOS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at September 30, 1996, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1996 is shown on pages 22-26.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1996. A summary of transactions during the period with affiliated issuers of the Funds follows: 18



                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                  IAI REGIONAL FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------
                                    PURCHASES                  SALES            REALIZED   INVESTMENT
-----------------------------------------------------------------------------------------------------
ISSUER                       QUANTITY      COST       QUANTITY      PROCEEDS   GAIN (LOSS)   INCOME
-----------------------------------------------------------------------------------------------------
 Air Communications
  Series A PFD                    --    $       --    1,000,000    $       1   $ (63,473)   $     --
 Air Communications
  Series B PFD                    --    $       --      300,000    $      --   $(375,472)   $     --
 Air Communications
  Warrants                        --    $       --       75,000    $      --   $     (75)   $     --
 Air Communications
  Series B Convertible Note
  10/31/96                    24,999    $   25,055           --    $      --   $      --    $     --
 ABC Rail Products           126,100    $2,729,032        6,100    $ 151,127   $  19,977    $     --
 Aetrium                      66,600    $  775,083           --    $      --   $      --    $     --
 CardioGenesis
  Series B PFD(1)                 --    $       --      410,000    $      --   $      --    $     --
 CardioGenesis
  Series C PFD(1)                 --    $       --      199,793    $      --   $      --    $     --
 CardioGenesis
  Common Stock(1)            609,793    $1,670,486           --    $      --   $      --    $     --
 FCB Financial                    --    $       --           --    $      --   $      --    $ 54,000
 GalaGen Convertible Note
  Series E 03/31/97               --    $       --      125,000    $ 125,000   $      --    $     18
 PACE Health Management
  Systems                     65,385    $  212,501           --    $      --   $      --    $     --
 Recovery Engineering         85,000    $1,102,769           --    $      --   $      --    $     --
 Secure Computing            119,900    $2,815,583        7,900    $ 241,720   $(108,645)         --
 Seurat Analytical Systems
  Series C Convertible Note
  7/08/962                        --    $       --      225,000    $      --   $      --    $ 15,485
 Seurat Analytical Systems
  Series C PFD(2)             33,809    $  270,790           --    $      --   $      --    $     --
 Seurat Analytical Systems
  Series B Common Stock       35,102    $       --           --    $      --   $      --    $     --
 Tut Systems Series F
  Convertible Note 3/23/97    83,750    $   83,750       83,750    $  83,750   $      --    $    826
 Tut Systems Series F PFD    260,000    $  325,000           --    $      --   $      --    $     --
 VasoMedx Series C
  Convertible Note 11/30/96   75,000    $   75,000           --    $      --   $      --    $     --


DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1996: (1) CARDIOGENESIS PREFERRED STOCKS WITH A COST OF $1,670,486 CONVERTED INTO CARDIOGENESIS COMMON STOCK.
(2) SEURAT CONVERTIBLE NOTE WITH A COST OF $225,310 WAS CONVERTED INTO SERIES C PREFERRED STOCK.



                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                         IAI VALUE FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------
                                   PURCHASES                SALES             REALIZED    INVESTMENT
-----------------------------------------------------------------------------------------------------
ISSUER                       QUANTITY       COST     QUANTITY    PROCEEDS    GAIN (LOSS)    INCOME
-----------------------------------------------------------------------------------------------------
 Pathnet Series B
 Convertible Note 08/05/97    70,000      $ 70,000         --    $     --     $     --      $     --


                                       (e)
At September 30, 1996, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                    IAI GROWTH AND INCOME FUND        IAI REGIONAL FUND       IAI VALUE FUND
------------------------------------------------------------------------------------------------------------
   Cost for federal tax purposes          $  70,070,855                 $ 503,242,611         $  35,197,357
------------------------------------------------------------------------------------------------------------

   Gross unrealized appreciation          $  14,686,309                 $  93,442,079         $   4,255,781
   Gross unrealized depreciation             (3,339,223)                  (29,522,912)           (2,259,055)
------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation            $  11,347,086                 $  63,919,167         $   1,996,726
------------------------------------------------------------------------------------------------------------


RESTRICTED SECURITIES
IAI GROWTH AND INCOME FUND

COMMON STOCKS

Security                 Acquisition Date        Cost
-------------------------------------------------------
Adra Systems Class A         10/20/88       $  139,353
                             09/29/92            1,545
GalaGen                      02/26/93          300,000
                             11/29/93          150,031
PACE Health
   Management Systems        01/11/94          499,996
Smartflex Systems            10/04/93            1,522
UroLogix                     08/14/92          200,000
                             11/06/92          100,000
                             03/22/94          196,720
Young Broadcasting Class A   11/03/94           12,549

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date         Cost
-------------------------------------------------------
Biometric Systems Series A   12/28/90       $  100,006

NON-CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Adra Systems Series D        10/20/88       $  179,842
Performance Semiconductor
   Series B                  10/19/84           75,000
Performance Semiconductor
   Series C                  11/19/86           35,942
Performance Semiconductor
   Series D                  01/26/88           12,680
Tut Systems Series D         02/17/94          200,147
VasoMedx Series B            06/25/92          199,998

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Alta Berkeley III            03/31/93       $   14,048
                             04/27/93           50,317
                             08/25/94           50,487
                             09/21/94           50,508
                             06/20/95           53,836
                             10/20/95           53,451
                             07/19/96           51,563
                             09/25/96           51,531
Ampersand Specialty Materials
   & Chemicals II            11/27/95           23,339
                             06/10/96          100,000
Athena Venture Partners      05/15/86          358,540
Broad Street Investment
   Fund I                    05/08/91           18,325
South Street Corporate
   Recovery Fund I           10/03/95               --
Vanguard Associates II       07/28/83           21,237
                             12/10/84          270,112
                             10/31/86          138,197
Vanguard Associates III      02/28/91          173,184
                             01/10/92          305,250
                             01/11/93          305,250
                             09/30/93           34,128

STOCK OPTIONS

Security                 Acquisition Date         Cost
-------------------------------------------------------
GalaGen                      03/24/94       $       --
                             02/22/95               --
                             02/22/96               --


RESTRICTED SECURITIES IAI REGIONAL FUND

COMMON STOCK

Security                 Acquisition Date         Cost
-------------------------------------------------------
Accessline Technologies
   Class A                   06/30/94       $  209,009
Anglo Chinese Investment
   Company                   12/27/90          157,263
                             02/07/94          343,001
                             02/09/94            6,311
BEI Medical                  02/05/96           30,860
Biomedical Waste Systems
   Class B                   11/08/93        1,001,789
CardioGenesis                06/09/94        1,000,202
                             12/05/95          670,285
GalaGen                      02/26/93        1,200,000
                             11/29/93          200,126
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          125,002
Indigo Medical               02/07/95              100
                             05/26/93           50,002
                             12/27/94           76,352
Network Appliance            09/07/93           35,115
                             09/26/96           11,984
OncorMed Class A             12/13/93           50,516
PACE Health
   Management Systems        01/11/94          750,000
                             01/31/95          201,525
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          212,502
Pacific Monolithics          04/24/85           24,999
                             08/06/85           75,000
                             08/19/86           47,989
PriCellular Class B          05/16/94          751,049
Seurat Analytical Systems
   Class B                   06/28/96               --
Smartflex Systems            10/04/93            2,283

Security                 Acquisition Date         Cost
-------------------------------------------------------
Urologix                     08/14/92       $  200,000
                             11/06/92          250,000
                             03/22/94          295,084

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date         Cost
-------------------------------------------------------
Biometric Systems
   Series A                  05/04/89       $  250,020
                             12/28/90          240,000

NON-CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Accessline Technologies
   Series A                  06/03/94       $  499,940
Air Communications
   Series B                  11/24/93          400,000
                             04/25/94          168,750
Intellon Series A            03/24/94          600,489
Intellon Series B            04/03/96          358,892
Seurat Analytical Systems
   Series B                  04/29/94          100,000
                             07/05/95          130,614
Seurat Analytical Systems
   Series C                  07/05/95          125,186
                             11/08/95           50,124
                             01/22/96           25,000
                             03/19/96           40,485
                             06/28/96           29,995
Tut Systems Series D         02/17/94          400,293
                             04/08/94           30,575
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          325,000
VasoMedx Series A            10/12/95           51,736
                             11/14/95           51,206
                             01/26/96          150,000
VasoMedx Series B            06/25/92          300,001
                             07/13/94          375,871

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Agio Capital Partners I      01/26/96       $   75,000
Alta Berkeley III            03/31/93           28,095
                             04/27/93          100,634
                             08/25/94          100,974
                             09/21/94          101,015
                             06/20/95          107,674
                             10/20/95          106,902
                             07/19/96          103,127
                             09/25/96          103,062
Ampersand Specialty
   Materials & Chemicals II  11/27/95           35,006
                             06/10/96          150,000
Anglo Chinese Selections     12/27/90        1,042,724
Athena Venture Partners      05/15/86          393,494
Conrad/Collins Merchant
   Banking Fund              05/11/89          373,706
Greenwich Street
   Capital Partners          12/30/94          104,997
                             05/15/95          303,264
                             06/15/95           31,513
                             08/21/95           34,092
                             08/29/95          378,800
                             10/27/95          340,920
                             01/23/96          487,783
                             05/10/96          439,785

Security                 Acquisition Date         Cost
-------------------------------------------------------
                             05/24/96       $  458,906
                             08/22/96           76,998
                             09/16/96          193,879
Pathfinder Venture
   Capital Fund III          04/29/91           26,512
                             03/05/92          100,000
                             10/29/92          100,000
                             04/20/93          100,000
                             08/24/93          100,000
                             03/24/94          100,000
                             12/08/94          100,000
                             11/01/95           50,000
                             08/14/96           50,000
South Street Corporate
   Recovery Fund I           10/03/95               --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95               --
Spectrum Equity Investors    05/12/94          447,860
                             01/03/95          150,000
                             05/11/95           33,149
                             05/22/95          210,000
                             11/16/95          255,000
                             12/13/95          105,000
                             04/17/96           75,000
                             05/15/96          210,000
                             08/14/96          120,000
Vanguard Associates II       07/28/83           21,237
                             12/10/84          270,112
                             10/31/86          138,197
Vanguard Associates III      02/28/91          163,822
                             01/10/92          288,750
                             01/11/93          288,750
                             09/30/93           32,284
Vanguard Associates IV       08/10/92          152,904
                             12/18/92          150,000
                             02/11/93          350,000
                             08/12/93          350,000
                             11/01/93          350,000
                             04/19/94          350,000
                             09/19/94          350,000
                             01/17/95          350,000
                             07/17/95          350,000
                             12/13/95          350,000
                             07/26/96          350,000

CONVERTIBLE DEBENTURES

Security                 Acquisition Date         Cost
-------------------------------------------------------
Air Communications
   Series B 10/31/96         11/21/95       $   75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333
VasoMedx Series C 11/30/96   07/17/96           75,000

STOCK OPTIONS

Security                 Acquisition Date         Cost
-------------------------------------------------------
GalaGen                      02/22/95       $       --
                             02/22/96               --
                             03/24/94               --
WARRANTS

Security                 Acquisition Date         Cost
-------------------------------------------------------
AccessLine Technologies      06/03/94       $       --
Biomedical Waste Systems
   Class A                   11/08/93               --
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
Intellon                     04/12/94               --
PACE Health
   Management Systems        03/30/95               --
PACE Health
   Management Systems
   08/31/05                  01/16/96               --

RESTRICTED SECURITIES IAI VALUE FUND

COMMON STOCKS

Security                 Acquisition Date         Cost
-------------------------------------------------------
OncorMed Class A             05/08/96       $   50,516
Pacific Monolithics          04/24/85           24,999
                             08/06/85           75,000
                             08/19/86           47,990
Smartflex Systems            10/04/93              759
Young Broadcasting Class A   11/03/94            3,497

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date         Cost
-------------------------------------------------------
Biometric Systems Series A   05/04/89       $  250,020

NON-CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Intellon Series A            03/24/94       $  200,163
PathNet Series A             08/28/95           50,567
                             02/09/96           50,033
Tut Systems Series D         02/17/94          300,220
                             04/08/94           15,288
VasoMedx Series B            06/25/92           99,999

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Ampersand Specialty Materials
    & Chemicals II           11/27/95       $   11,668
                             06/10/96           50,000
Athena Venture Partners      05/15/86          133,978
Conrad/Collins Merchant
    Banking Fund             05/11/89          373,706
South Street Leveraged
    Corporate Recovery
    Fund I                   10/03/95               --
Vanguard Associates III      02/28/91           37,445
                             01/10/92           66,000
                             01/11/93           66,000
                             09/30/93            7,379

CONVERTIBLE DEBENTURE

Security                 Acquisition Date         Cost
-------------------------------------------------------
PathNet Series B 08/05/97    08/05/96       $   70,000

WARRANTS

Security                 Acquisition Date         Cost
-------------------------------------------------------
Intellon                     04/12/94       $       --



                      (THIS PAGE INTENTIONALLY LEFT BLANK)



                      STATEMENTS OF ASSETS AND LIABILITIES
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                                                           IAI GROWTH AND        IAI
                                                                             INCOME FUND     REGIONAL FUND   IAI VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $68,622,909, $458,139,217, and $34,486,609, respectively)        $  80,435,188    $  536,351,281   $  36,586,184
Investments in securities of affiliated issuers, at market
    (Cost: $1,150,174, $44,022,051, and $486,108, respectively)                   982,753        30,810,497         607,899
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                      81,417,941       567,161,778      37,194,083

Cash in bank on demand deposit                                                    428,492                --         563,004
Receivable for investment securities sold                                              --           973,246          33,000
Dividends and accrued interest receivable                                         129,475           412,155          37,620
Other                                                                              48,497            43,948          10,941
---------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                               82,024,405       568,591,127      37,838,648

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES

Disbursements in excess of cash on demand deposit                                      --           528,735              --
Payable for investment securities purchased                                            --         2,804,203       1,391,729
Covered call options written, at market                                                --             6,250              --
---------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                  --         3,339,188       1,391,729
---------------------------------------------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                      $  82,024,405    $  565,251,939   $  36,446,919
---------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                               $     536,583    $      234,009   $      30,184
Additional paid-in capital                                                     63,237,930       447,953,515      31,765,371
Undistributed net investment income (loss)                                       (468,622)       (1,093,100)         81,715
Accumulated net realized gains                                                  7,073,656        53,159,655       2,348,283
Unrealized appreciation on investments                                         11,644,858        64,997,860       2,221,366
---------------------------------------------------------------------------------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK $  82,024,405    $  565,251,939   $  36,446,919
---------------------------------------------------------------------------------------------------------------------------

    Shares of capital stock outstanding (Note 4)                                5,365,834        23,400,937       3,018,401
---------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                  $       15.29    $        24.16   $       12.07
---------------------------------------------------------------------------------------------------------------------------

                             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37


                            STATEMENTS OF OPERATIONS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                       SIX MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                                                                       IAI GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    INCOME
       Dividends (including $0, $54,000, and $0, respectively, from affiliated issuers)       $   647,475
           (net of foreign income taxes withheld of $3,504, $0, and $4,008, respectively)
       Interest (including $0, $16,329, and $0, respectively, from affiliated issuers)             71,260
--------------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                                                           718,735

--------------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees (Note 3)                                                                   514,251
       Compensation of Directors                                                                    2,949
--------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                                         517,200
           Less fees reimbursed by Advisers or Distributor                                         (2,949)
--------------------------------------------------------------------------------------------------------------
           NET EXPENSES                                                                           514,251
--------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                                                  204,484

--------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) NET REALIZED GAINS (LOSSES) ON:
       Investment securities (including $0, ($527,688), and $0,
           respectively, from affiliated issuers)                                 $ 6,699,518
       Futures contracts                                                                   --
                                                                                  -----------
                                                                                                6,699,518

    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                      $(1,001,463)
       Futures contracts                                                                  --
       Written option contracts                                                           --
                                                                                  -----------
                                                                                               (1,001,463)
--------------------------------------------------------------------------------------------------------------
           NET GAIN ON INVESTMENTS                                                              5,698,055
--------------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ 5,902,539
--------------------------------------------------------------------------------------------------------------


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                                             IAI REGIONAL FUND
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    INCOME
       Dividends (including $0, $54,000, and $0, respectively, from affiliated issuers)        $ 2,382,110
           (net of foreign income taxes withheld of $3,504, $0, and $4,008, respectively)
       Interest (including $0, $16,329, and $0, respectively, from affiliated issuers)           1,579,843
------------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                                                          3,961,953

------------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees (Note 3)                                                                  3,514,166
       Compensation of Directors                                                                    20,811
------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                                        3,534,977
           Less fees reimbursed by Advisers or Distributor                                         (20,811)
------------------------------------------------------------------------------------------------------------
           NET EXPENSES                                                                          3,514,166
------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                                                   447,787

------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) NET REALIZED GAINS (LOSSES) ON:
       Investment securities (including $0, ($527,688), and $0,
           respectively, from affiliated issuers)                                 $ 52,538,732
       Futures contracts                                                                76,780
                                                                                  ------------
                                                                                                52,615,512

    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                      $(28,788,255)
       Futures contracts                                                                72,100
       Written option contracts                                                         (2,650)
                                                                                  ------------
                                                                                               (28,718,805
------------------------------------------------------------------------------------------------------------
           NET GAIN ON INVESTMENTS                                                              23,896,707
------------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $24,344,494
------------------------------------------------------------------------------------------------------------


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                                            IAI VALUE FUND
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    INCOME
       Dividends (including $0, $54,000, and $0, respectively, from affiliated isuers)         $ 188,587
           (net of foreign income taxes withheld of $3,504, $0, and $4,008, respetively)
       Interest (including $0, $16,329, and $0, respectively, from affiliated issers)            199,112
---------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                                                          387,699

---------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees (Note 3)                                                                  248,687
       Compensation of Directors                                                                   1,440
---------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                                        250,127
           Less fees reimbursed by Advisers or Distributor                                        (1,440)
---------------------------------------------------------------------------------------------------------
           NET EXPENSES                                                                          248,687
---------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                                                 139,012

---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) NET REALIZED GAINS (LOSSES) ON:
       Investment securities (including $0, ($527,688), and $0,
           respectively, from affiliated issuers)                                 $ 2,516,017
       Futures contracts                                                                   --
                                                                                  -----------
                                                                                                2,516,017

    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                      $(2,397,282)
       Futures contracts                                                                   --
       Written option contracts                                                            --
                                                                                  -----------
                                                                                               (2,397,282)
---------------------------------------------------------------------------------------------------------
           NET GAIN ON INVESTMENTS                                                                118,735
---------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $  257,747
---------------------------------------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37


                       STATEMENTS OF CHANGES IN NET ASSETS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                                                          IAI GROWTH AND INCOME FUND
                                                                     Six months ended       Year ended
                                                                    September 30, 1996     March 31, 1996
---------------------------------------------------------------------------------------------------------
OPERATIONS                                                              (UNAUDITED)
    Net investment income                                              $   204,484         $    549,098
    Net realized gains (losses)                                          6,699,518           17,293,074
    Net change in unrealized appreciation or depreciation               (1,001,463)            (590,566)
--------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              5,902,539           17,251,606
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (737,470)            (763,346)
    Net realized gains                                                  (5,251,542)          (9,537,722)
--------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                              (5,989,012)         (10,301,068)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                    13,064,408           17,287,097
    Net asset value of shares issued to shareholders in
       reinvestment of distributions                                     5,769,498            9,969,833
    Cost of shares redeemed                                            (21,384,625)         (50,801,710)
--------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                                   (2,550,719)         (23,544,780)
--------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                          (2,637,192)         (16,594,242)

NET ASSETS AT BEGINNING OF PERIOD                                       84,661,597          101,255,839
--------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                            $82,024,405         $ 84,661,597
--------------------------------------------------------------------------------------------------------
[including undistributed net investment income (loss)
     of ($468,622) and $64,364 for Growth and Income Fund,
     ($1,093,100) and $144,629 for Regional Fund,
     and $81,715 and $304,842 for Value Fund]


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                               IAI REGIONAL FUND
                                                                     Six months ended       Year ended
                                                                    September 30, 1996     March 31, 1996
----------------------------------------------------------------------------------------------------------
OPERATIONS                                                              (UNAUDITED)
    Net investment income                                              $    447,787        $  3,195,732
    Net realized gains (losses)                                          52,615,512          81,548,493
    Net change in unrealized appreciation or depreciation               (28,718,805)         53,036,681
--------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              24,344,494         137,780,906
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                (1,685,516)         (4,484,095)
    Net realized gains                                                  (31,926,716)        (60,785,490)
--------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                              (33,612,232)        (65,269,585)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                     43,839,864          71,313,378
    Net asset value of shares issued to shareholders in
       reinvestment of distributions                                     32,703,044          63,289,191
    Cost of shares redeemed                                             (77,179,717)       (155,321,634)
--------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                                      (636,809)        (20,719,065)
--------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                           (9,904,547)         51,792,256

NET ASSETS AT BEGINNING OF PERIOD                                       575,156,486         523,364,230
--------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                            $565,251,939        $575,156,486
--------------------------------------------------------------------------------------------------------
[including undistributed net investment income (loss)
     of ($468,622) and $64,364 for Growth and Income Fund,
     ($1,093,100) and $144,629 for Regional Fund,
     and $81,715 and $304,842 for Value Fund]


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                                IAI VALUE FUND
                                                                     Six months ended       Year ended
                                                                    September 30, 1996    March 31, 1996
--------------------------------------------------------------------------------------------------------
OPERATIONS                                                             (UNAUDITED)
    Net investment income                                              $   139,012         $   272,784
    Net realized gains (losses)                                          2,516,017           4,170,114
    Net change in unrealized appreciation or depreciation               (2,397,282)          3,566,963
------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                257,747           8,009,861
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (362,139)            (32,696)
    Net realized gains                                                  (1,061,877)         (3,345,740)
------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                              (1,424,016)         (3,378,436)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                     6,328,360          12,377,130
    Net asset value of shares issued to shareholders in
       reinvestment of distributions                                     1,403,647           3,343,336
    Cost of shares redeemed                                            (12,128,311)        (18,943,353)
------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS                                                   (4,396,304)         (3,222,887)
------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                          (5,562,573)          1,408,538

NET ASSETS AT BEGINNING OF PERIOD                                       42,009,492          40,600,954
------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                            $36,446,919         $42,009,492
------------------------------------------------------------------------------------------------------
[including undistributed net investment income (loss)
     of ($468,622) and $64,364 for Growth and Income Fund,
     ($1,093,100) and $144,629 for Regional Fund,
     and $81,715 and $304,842 for Value Fund]

                             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37


                              FINANCIAL HIGHLIGHTS
                           IAI GROWTH AND INCOME FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
               THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR
                      EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI GROWTH AND INCOME FUND

                                            Six months                          Years ended
                                               ended                              March 31,
                                                             ------------------------------------------------------
                                        September 30, 1996    1996       1995       1994       1993       1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                            (UNAUDITED)
    Beginning of period                      $  15.30        $  14.32    $  13.91   $  15.19   $  14.73   $  14.48
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income                         .04             .10         .12        .09        .07        .13
    Net realized and unrealized gains            1.10            2.86        1.04        .38       1.17       1.20
-------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                     1.14            2.96        1.16        .47       1.24       1.33
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (.14)           (.13)       (.10)      (.06)      (.07)      (.14)
    Net realized gains                          (1.01)          (1.85)       (.65)     (1.69)      (.71)      (.94)
-------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                      (1.15)          (1.98)       (.75)     (1.75)      (.78)     (1.08)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                            $  15.29        $  15.30    $  14.32   $  13.91   $  15.19   $  14.73
-------------------------------------------------------------------------------------------------------------------

Total investment return*                         7.59%          21.51%       8.92%      3.07%      9.04%      9.56%

Net assets at end of period (000's omitted)  $ 82,024        $ 84,662    $101,256   $119,102   $134,308   $113,324

RATIOS
    Expenses to average net assets               1.25%**         1.25%       1.25%      1.25%      1.25%      1.25%
    Net investment income to average net assets  0.50%**         0.62%       0.80%      0.60%      0.61%      1.03%
    Portfolio turnover rate
       (excluding short-term securities)         36.2%           89.1%       79.1%     205.6%     175.6%     210.1%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** ANNUALIZED



                              FINANCIAL HIGHLIGHTS
                                IAI REGIONAL FUND


             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
               THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR
                      EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI REGIONAL FUND
                                            Six months                          Years ended
                                               ended                              March 31,
                                                            -------------------------------------------------------
                                        September 30, 1996    1996        1995       1994        1993       1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                             (UNAUDITED)
    Beginning of period                      $  24.57       $  21.56   $  20.94    $  22.23    $  21.29    $  21.03
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income                         .02            .14        .17         .21         .21         .20
    Net realized and unrealized gains            1.04           5.77       1.84         .51        1.48        2.38
-------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                     1.06           5.91       2.01         .72        1.69        2.58
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (.07)          (.20)      (.20)       (.18)       (.23)       (.24)
    Net realized gains                          (1.40)         (2.70)     (1.19)      (1.83)       (.52)      (2.08)
-------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                      (1.47)         (2.90)     (1.39)      (2.01)       (.75)      (2.32)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                            $  24.16       $  24.57   $  21.56    $  20.94    $  22.23    $  21.29
-------------------------------------------------------------------------------------------------------------------

Total investment return*                        (1.67%)        28.62%     10.35%       3.26%       8.31%      12.77%

Net assets at end of period (000's omitted)  $565,252       $575,156   $523,364    $596,572    $659,904    $528,763

RATIOS
    Expenses to average net assets               1.21%**        1.25%      1.23%       1.25%       1.25%       1.25%
    Net investment income to average net assets  0.15%**        0.58%      0.74%       0.94%       1.09%       1.20%
    Portfolio turnover rate
       (excluding short-term securities)         35.8%          89.7%     150.0%      163.0%      139.7%      140.6%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**       ANNUALIZED


                              FINANCIAL HIGHLIGHTS
                          NOTES TO FINANCIAL STATEMENTS
                                 IAI VALUE FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
               THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR
                      EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI VALUE FUND

                                            Six months                          Years ended
                                               ended                              March 31,
                                                             ------------------------------------------------------
                                         September 30, 1996     1996       1995      1994       1993       1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                             (UNAUDITED)
    Beginning of period                      $  12.42        $  11.17   $  11.63   $  11.63   $  11.06   $  10.46
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income                         .05             .08        .03        .05        .11        .12
    Net realized and unrealized gains             .06            2.19        .38       1.45        .56       1.08
-------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                      .11            2.27        .41       1.50        .67       1.20
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (.12)           (.01)      (.03)      (.13)       --        (.15)
    Net realized gains                           (.34)          (1.01)      (.84)     (1.37)      (.10)      (.45)
-------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                       (.46)          (1.02)      (.87)     (1.50)      (.10)      (.60)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                            $  12.07        $  12.42   $  11.17   $  11.63   $  11.63   $  11.06
-------------------------------------------------------------------------------------------------------------------

Total investment return*                         0.78%          21.07%      3.88%     12.70%      6.20%     12.21%

Net assets at end of period (000's omitted)  $ 36,447        $ 42,009   $ 40,601   $ 35,282   $ 24,643   $ 32,246

RATIOS
    Expenses to average net assets               1.25%**         1.25%      1.25%      1.25%      1.25%      1.25%
    Net investment income to average net assets  0.70%**         0.65%      0.31%      0.35%      0.68%      1.24%
    Portfolio turnover rate
       (excluding short-term securities)         38.2%           73.4%     102.1%     191.9%     118.3%     125.4%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**       ANNUALIZED


                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Fund VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value
Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. The Funds have a primary objective of long-term appreciation through investments in equity securities. This report covers only the Growth and Income Fund, Regional Fund, and Value Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Securities, including debt securities and restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with a maturity of 60 days or less from the date of initial acquisition are valued at amortized cost. Short-term securities with a maturity greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith as determined by the Board of Directors.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risk of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Fund is subject to the credit risk that the other party will not complete obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Growth and Income Fund, Regional Fund, and Value Fund have available lines of credit of $15,000,000, $14,471,265 and $13,750,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended September 30, 1996, the Funds paid $3,696, $515, and $221, respectively, in interest on the line of credit at an average annual rate of 8.25%. Advances under the line of credit totalled $528,735 for the Regional Fund at September 30,1996. There were no borrowings outstanding at September 30, 1996 for the Growth and Income Fund and the Value Fund.

At September 30, 1996, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:


LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
--------------------------------------------------------------------------------------------------------------
                                           GROWTH AND INCOME FUND            REGIONAL FUND          VALUE FUND
--------------------------------------------------------------------------------------------------------------
Agio Capital Partners I L.P.                     $       --                $  1,425,000          $        --
Alta Berkeley III L.P.                               80,000                     262,000                   --
Ampersand Specialty Materials & Chemicals II L.P.   200,000                     300,000              100,000
Greenwich Street Capital Partners L.P.                   --                   6,968,000                   --
Pathfinder Venture Capital Fund III L.P.                 --                     100,000                   --
Spectrum Equity Investors L.P.                           --                   1,392,000                   --
--------------------------------------------------------------------------------------------------------------
Total commitments                                $  280,000                $ 10,447,000          $   100,000
--------------------------------------------------------------------------------------------------------------


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.


[3] FEES AND EXPENSES

Under the terms of each Funds' Management Agreements, Adviser is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest, extraordinary expenses and compensation of Directors), in return for each Fund paying an all inclusive management fee to Advisers. This fee is paid monthly and is equal to an annual rate of 1.25% of each Funds' average daily net assets, which declines to 1.10% (1.00% for Growth and Income Fund) as each Fund's assets increase.


[4] CAPITAL STOCK

Growth and Income Fund has authorized 10 billion shares of $.10 par value stock; Regional Fund and Value Fund each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                  GROWTH AND INCOME                        REGIONAL                           VALUE
                                         FUND                                FUND                              FUND
----------------------------------------------------------------------------------------------------------------------------------
                         SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                        SEPTEMBER 30, 1996  MARCH 31, 1996  SEPTEMBER 30, 1996  MARCH 31, 1996  SEPTEMBER 30, 1996  MARCH 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
SOLD                           867,078         1,133,461         1,788,185          3,012,767          517,049          1,036,630

ISSUED FOR REINVESTED
DISTRIBUTIONS                  385,147           689,692         1,334,274          2,749,024          114,771            289,094

REDEEMED                    (1,420,611)       (3,361,275)       (3,134,610)        (6,621,171)        (995,313)        (1,579,960)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING            (168,386)       (1,538,122)          (12,151)          (859,380)        (363,493)          (254,236)
----------------------------------------------------------------------------------------------------------------------------------


[5] INVESTMENT TRANSACTIONS

PURCHASE AND SALES OF SECURITIES

For the six months ended September 30, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                        Purchases               Sales
--------------------------------------------------------------------------

  GROWTH AND INCOME FUND              $  28,408,446          $  33,466,020
  REGIONAL FUND                       $ 185,219,074          $ 222,077,831
  VALUE FUND                          $  12,171,831          $  18,892,116


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at September 30, 1996 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15 percent of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

At September 30, 1996, the Funds held restricted securities as follows:

                                               Market               % of
                                               Value             Net Assets
---------------------------------------------------------------------------
IAI GROWTH AND INCOME FUND                  $  6,692,679            8.2%
IAI REGIONAL FUND                           $ 37,901,930            6.7%
IAI VALUE FUND                              $  2,420,546            6.6%


[6] OPTION CONTRACTS WRITTEN

During the six months ended September 30, 1996, Regional Fund wrote the following options on equity securities:

CALL OPTIONS
------------------------------------------------------------------------------
                                           Number of Contracts       Premium
------------------------------------------------------------------------------
  Outstanding at 3/31/96                          --                  $    --
  Opened                                          60                    4,320
  Expired                                         --                       --
  Closed                                          --                       --
  Exercised                                      (10)                    (720)
------------------------------------------------------------------------------
  Outstanding at 9/30/96                          50                  $ 3,600
------------------------------------------------------------------------------


                             IAI MUTUAL FUND FAMILY
                               SEPTEMBER 30, 1996

                                   (UNAUDITED)

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND
FAMILY

                                                               SECONDARY
 IAI FUND                                PRIMARY OBJECTIVE     OBJECTIVE      PORTFOLIO COMPOSITION
----------------------------------------------------------------------------------------------------------------------------------
 IAI Developing                         Capital Appreciation       --         Equity securities of companies in developing
 Countries Fund                                                               countries
----------------------------------------------------------------------------------------------------------------------------------

 IAI International Fund                 Capital Appreciation      Income      Equity securities of non-U.S. companies
----------------------------------------------------------------------------------------------------------------------------------

 IAI Emerging Growth Fund               Capital Appreciation       --         Common stocks of small- to medium-sized
 (closed to new investors as of 2/1/96)                                       emerging growth companies
----------------------------------------------------------------------------------------------------------------------------------

 IAI Capital                            Capital Appreciation       --         Common stocks of small- to medium-sized
 Appreciation Fund                                                            growth companies
----------------------------------------------------------------------------------------------------------------------------------

 IAI Midcap Growth Fund                Capital Appreciation        --         Common stocks of medium-sized growth companies
----------------------------------------------------------------------------------------------------------------------------------

 IAI Regional Fund                     Capital Appreciation        --         Common stocks of Upper Midwest companies
----------------------------------------------------------------------------------------------------------------------------------

 IAI Growth Fund                       Capital Appreciation        --         Common stocks with potential for above-average
                                                                              growth and appreciation
----------------------------------------------------------------------------------------------------------------------------------

 IAI Value Fund                        Capital Appreciation        --         Common stocks which are considered to be undervalued
----------------------------------------------------------------------------------------------------------------------------------

 IAI Growth and Income Fund            Capital Appreciation                   Income Common stocks with potential for long-term
                                                                              appreciation, and common stocks that are expected to
                                                                              produce income
----------------------------------------------------------------------------------------------------------------------------------

 IAI Balanced Fund                     Total Return               Income      Common stocks, investment-grade bonds and
                                       [Capital Appreciation                  short-term instruments
                                        + Income]
----------------------------------------------------------------------------------------------------------------------------------

 IAI Bond Fund                         Income                     Capital     Investment-grade bonds
                                                               Preservation
----------------------------------------------------------------------------------------------------------------------------------

 IAI Government Fund                   Income                     Capital     U.S. Government securities
                                                               Preservation
----------------------------------------------------------------------------------------------------------------------------------

 IAI Reserve Fund                      Stability/Liquidity        Income      The portfolio has a maximum average
                                                                              maturity of 25 months, investing primarily in
                                                                              investment-grade bonds
----------------------------------------------------------------------------------------------------------------------------------

 IAI Money Market Fund                 Stability/Liquidity        Income      The portfolio's average dollar-weighted maturity is
                                                                              less than 90 days, investing in high quality, money
                                                                              market securities
----------------------------------------------------------------------------------------------------------------------------------




                      (This page intentionally left blank)






                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch

                               W. William Hodgson

                                 George R. Long

                                  Noel P. Rahn

                              Richard E. Struthers

                                J. Peter Thompson

                               Charles H. Withers





                                     [LOGO]
                                IAI MUTUAL FUNDS


   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
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